CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President of RMK High Income Fund, Inc. (the "Fund"), certify that:

          1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Fund.


Date:    December 2, 2004                    /s/ Carter E. Anthony
     ----------------------             --------------------------------------
                                             Carter E. Anthony, President


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer of RMK High Income Fund, Inc. (the "Fund"), certify that:

          1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Fund.



Date:    December 2, 2004                    /s/  Joseph C. Weller
     ----------------------             --------------------------------------
                                             Joseph C. Weller, Treasurer